                                                                 EXHIBIT 10.48

                  AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT

         This Amendment No. 2 dated July 31, 2001 ("Amendment No. 2") to the Amended and Restated Revolving Credit Agreement dated as of December 10, 1999 (as amended from time to time, the "Loan Agreement;" capitalized terms used herein and not otherwise defined herein are used as defined in the Loan Agreement) among America West Airlines, Inc. (the "Company") the lenders listed therein (collectively, the "Lenders"), The Industrial Bank of Japan, Limited, as Arranger, Co-Lead Book Manager, Initial Issuing Bank and as Agent for the Lenders from time to time party to the Loan Agreement (in such capacity, the "Agent"), Citicorp USA, Inc., as Arranger and Syndication Agent, Salomon Smith Barney Inc., as Co-Lead Book Manager and Bankers Trust Company, as Documentation
Agent:

         WHEREAS, the Company, the Agent and the institutions from time to time becoming Lenders thereunder have entered into the Loan Agreement;

         WHEREAS, the Company, the Requisite Lenders and the Agent have amended the Loan Agreement by Amendment No. 1 dated as of April 16, 2001 ("Amendment No. 1") and desire to amend the Loan Agreement hereby and by Amendment No. 3 dated the date hereof ("Amendment No. 3");

         NOW, THEREFORE, the parties hereto agree to amend the Loan Agreement and to such additional terms as follows:

         - Section 1.1 of the Loan Agreement is amended by deleting "60%" in subsection (C) of the definition of the term "BORROWING BASE" and substituting "40%" therefor.

         - Section 1.1 of the Loan Agreement is further amended by inserting the following defined term in appropriate alphabetical order:

         "ADDITIONAL COLLATERAL" means the four Boeing 737-200A aircraft and three spare engines more particularly described in Schedule 1.1."

         - Section 1.1 of the Loan Agreement is further amended by replacing the definition of Borrowing Base Deficiency with the following:

         "BORROWING BASE DEFICIENCY" means, at any time when either (i) the Borrowing Base, as calculated in the Borrowing Base Certificate then most recently delivered, or (ii) $90,000,000 (reduced by any amount or amounts by which the Borrowing Base has been reduced after July 31, 2001, and increased by any amounts by which the Borrowing Base has been increased on or after such date, but in no event to an amount in excess of $90,000,000) is less than Outstanding Amounts, the amount of such deficiency (and if the amounts set forth in clauses (i) and (ii) are both less than Outstanding Amounts, Borrowing Base

         Deficiency shall equal the greater of the two deficiencies).

         - The Loan Agreement is amended by adding as a new Schedule 1.1 thereto
Schedule 1.1 hereto.

         - Clause (1)(x) of the proviso to the second sentence of Subsection 2.1A(i) of the Loan Agreement, clause (ii)(b) of the proviso to the first sentence of Section 2.9A, and Subsection 3.2A(i) of the Loan Agreement are amended by replacing "$125,000,000" with "$90,000,000." For the avoidance of doubt, it is acknowledged that the other reference to "$125,000,000" in Subsection 2.1A(i) is not amended, and that the amendments specified in this section do not affect the Lenders' Commitments. In addition, in any circumstance in which the Borrowing Base is reduced or increased following the date hereof, each such reference to "$90,000,000" shall be reduced or increased, respectively, by one dollar for each dollar that the Borrowing Base is reduced or increased, except that such reference shall in no event be increased to above $90,000,000. Subsection 2.4(B)(iii)(1)(a) of the Loan Agreement is amended by replacing "of the Borrowing Base" appearing in the eighth line of such subsection with "permitted by the terms of Subsections 2.1A(i) and 2.9A," and by replacing "increase the Borrowing Base to the Outstanding Amounts" appearing in the thirteenth line of such subsection with "meet the requirements of Subsections 2.1A(i) and 2.9A." The Loan Agreement is amended by replacing
Exhibit IX thereto with Exhibit IX hereto.

         - Sections 2.10A and 2.10D of the Loan Agreement are amended by changing "fifty percent (50%)" in each place where such phrase appears in such sections to "thirty percent (30%)." Section 2.10A is further amended by deleting the word "Collateral" in the last sentence of such section.

         - Subsection 2.10B(ii)(1) of the Loan Agreement is amended by changing the word "penultimate" in the first line to "third," by substituting the term "Borrowing Base Collateral" for the term "Borrowing Base" in clause (iv) of the second sentence of such subsection, and by adding the following sentence at the end of such section:

         Without affecting the terms of the third sentence of this subsection 2.10B(ii)(1) and without affecting the terms of subsection 2.4B(iii), but notwithstanding any other terms of this section 2.10B(ii)(1) to the contrary, no Borrowing Base Collateral shall be released from the Lien of any Security Agreement unless (a) such Borrowing Base Collateral consists of Simulators, (b) prior to the release of any Simulator the Additional Collateral shall have been added to the Borrowing Base Collateral in compliance with the terms hereof (including without limitation delivery to the Agent of appraisals, inspection reports, and legal opinions with respect to the Additional Collateral satisfactory to the Agent pursuant to the terms of subsection 2.10B(ii)(2)), (c) the Additional Collateral has a Borrowing Base Value greater than that of the Simulators, and (d) the Company shall have complied with the other requirements set forth in this subsection for the release of Borrowing Base Collateral, including, without limitation, delivering to the Agent an updated Borrowing Base Certificate giving pro forma effect to such release and certifying that no Borrowing Base Deficiency will result therefrom (after taking into account the addition of the Additional Collateral to the Borrowing Base Collateral).

         On the date hereof, assuming the Company has complied with the requirements for the effectiveness hereof set forth in Section 14 (with the Borrowing Base Value of the Simulators being released determined with reference to an appraisal delivered to the Agent dated January 31, 2001), the Agent shall execute and deliver to the Company such documents furnished by the Company that are necessary to release the Liens of the Security Agreements on the Simulators described in Schedule 1.2 hereto.

         - Section 6.5A of the Loan Agreement is amended by deleting such section in its entirety, and replacing such section with the following:

         A. MINIMUM FIXED CHARGE COVERAGE RATIO. The Company shall not permit the ratio of (i) EBITDA plus Aircraft Rental Expense to (ii) Interest Expense plus Aircraft Rental Expense for any four-fiscal quarter period ending as of the last day of any fiscal quarter of the Company to be less than:

         For the period ending June 30, 2001: .75 to 1.00
         For the period ending September 30, 2001: .70 to 1.00
         For periods ending after September 30, 2001: 1.15 to 1.00.

         The Company agrees to deliver to the Agent and Lenders the Compliance Certificate required by the terms of Subsection 5.1(iii)(b) for the fiscal year ending December 31, 2001 not later than January 31, 2002 and the Agent and Lenders may (but shall not be required to) rely upon such Compliance Certificate (as though it were delivered at the time otherwise required under the Loan Agreement) notwithstanding that the Company's audited financial statements for such fiscal year will not yet then be completed. If, at the time the Company delivers the financial statements (or Form 10-K) required by the terms of Subsection 5.1(ii) for such fiscal year, the accountant's reports provided pursuant to the terms of Subsection 5.1(ii)(c) or in the Company's Form 10-K for such fiscal year have revealed that such Compliance Certificate is not accurate, then along with such financial statements (or Form 10-K) the Company shall also provide a revised Compliance Certificate for such fiscal year (revised to reflect audit adjustments only). If, at such time, the Compliance Certificate delivered not later than January 31, 2002 shall have been proved accurate by such accountant's reports, the Company shall along with such financial statements (or Form 10-K) deliver to the Agent and Lenders an Officer's Certificate to such effect. The terms of this paragraph shall only affect the requirement to deliver a Compliance Certificate for the fiscal year ending December 31, 2001.

         - The obligation of the Company to comply with the terms of Section 6.5D of the Loan Agreement is hereby waived until the earlier of (a) the Amendment No. 3 Effective Date (as defined in Amendment No. 3) and (b) October 31, 2001.

         - The Company agrees to the following limitations on its and its Subsidiaries' rights under Sections 6.3, 6.4 and 6.6 of the Loan Agreement: the aggregate of (a) all Investments made on or after the date hereof and otherwise permitted under the terms of clauses (i), (vii), (xi), and (xii) of Section 6.3,
(b) all amounts expended on or after the date hereof for Restricted Payments otherwise permitted under the terms of Section 6.4, and (c) all amounts expended on or after the date hereof for acquisitions of capital stock and assets otherwise permitted under the terms of Section 6.6(iv), shall not at any time exceed $5,000,000, except, that the amounts expended for dividends on and distributions in respect of the Capital Stock of the Company, or any loans or advances, in each case, paid to, or on behalf of, Holdings to the extent necessary to enable Holdings to fund its ordinary course of business expenses and overhead in an amount not to exceed $3,500,000 shall not be counted toward such $5,000,000 limit. Notwithstanding the terms of Sections 6.3, 6.7, 6.12 and
6.13 of the Loan Agreement, the Company shall be permitted to enter into a joint venture transaction on the terms described in Exhibit I hereto, and (i) the capital contributions made by the Company in connection therewith as described in such exhibit will not be counted toward the $5,000,000 limit described in the preceding sentence or in any category of permitted investments under Section 6.3, but only if and to the extent such contributions do not exceed $500,000 and are made either before December 31, 2001 or pursuant to an agreement entered into by the Company and an affiliate of The General Electric Company on or before such date, (ii) such transaction will not be considered an Asset Sale for purposes of Section 6.11 of the Loan Agreement, and (iii) the holding by the Company, or the issuance to the Company, of equity interests in such joint venture will not be deemed to violate the terms of Sections 6.12 or 6.13 of the Loan Agreement.

         - The Company agrees to provide the Agent, on or before October 31, 2001, one or more appraisal and inspection reports satisfactory to the Agent covering the Additional Collateral by one or more Approved Appraisers selected by the Agent and based on an inspection conducted not earlier than the date hereof. Until such date as such appraisals are required to be delivered to the Agent hereunder the appraisals in respect of the Additional Collateral dated January 31, 2001 provided to the Agent are satisfactory. The Company shall pay all costs of the appraisal and inspection reports furnished pursuant to the terms of this section. The Company shall deliver a Borrowing Base Certificate by such date reflecting such appraisals, and if such certificate reveals a Borrowing Base Deficiency the Company shall forthwith either comply with the terms of Subsection 2.4B(iii)(1)(a) of the Loan Agreement with respect to such Borrowing Base Deficiency or remedy such Borrowing Base Deficiency by adding Borrowing Base Collateral in accordance with the terms of Section 2.10B(ii)(2) of the Loan Agreement and concurrently delivering to the Agent a Borrowing Base Certificate reflecting such addition.

         - The Company will from time to time promptly on receipt of an invoice therefor pay all reasonable out-of-pocket expenses incurred by the Agent or Lenders in connection with the matters described in Section 14(iv) hereof (including without limitation due diligence regarding the transactions contemplated hereby and by Amendment No. 3) and fees and expenses incurred after the date hereof. The Company shall be obligated under the terms of this Section 12 whether or not the Amendment No. 3 Effective Date (as defined in Amendment No. 3) occurs.

         - As of the date hereof, the Company restates the representations and warranties set forth in the following sections of the Loan Agreement as though such sections had been fully set forth herein: 4.1A, 4.1B, 4.2, 4.5, 4.6, 4.7, 4.8, 4.9, 4.10, 4.11, 4.12, 4.13,
and 4.14, except in the case of Section 4.14, as such representations and warranties relate to an earlier date.

         - This Amendment No. 2 shall be effective as of June 29, 2001, subject to the execution and delivery hereof on or before the date hereof by the Agent, the Company, and the Requisite Lenders and the satisfaction on the date hereof of the following conditions:

                  (i) The Agent shall receive counterparts of this Amendment No. 2 and counterparts of Amendment No. 3, duly executed and delivered by the Company and the Requisite Lenders (with the same Lenders executing and delivering both amendments) and the Company shall be in compliance with the terms hereof and thereof.

                  (ii) The Company shall pay each Lender that executes and delivers Amendment No. 2 and Amendment No. 3 a fee in an amount equal to such Lender's Commitment multiplied by .0025.

                  (iii) The Loan Agreement shall be in full force and effect, and no Event of Default or Potential Event of Default shall have occurred and be continuing (after giving effect to this Amendment No. 2 and Amendment No. 3), and the Agent shall receive an Officer's Certificate of the Company to such effect.

                  (iv) The Company shall have paid Fulbright & Jaworski L.L.P. its fees and expenses incurred on or prior to the date hereof as counsel to the Agent and Lenders in connection with the withdrawn Notice of Borrowing of the Company under the Loan Agreement, dated June 21, 2001, and related issues, and the negotiation, documentation, and closing of the transactions contemplated hereby and by Amendment No. 3, in the amount set forth in the invoice submitted to the Company by such firm.

                  (v) The Company shall cause the Additional Collateral to be added to the Borrowing Base Collateral under documentation in form and substance satisfactory to the Agent and shall have complied with the terms of subsections 2.10B(ii)(2) and (3) of the Loan Agreement with respect to the Additional Collateral.

                  (vi) The Company shall comply with such conditions precedent set forth in Section 3 of the Loan Agreement with respect to this Amendment No. 2, Amendment No. 3, and the Additional Collateral as the Agent shall have specified in a closing list provided to the Company, including without limitation a pro-forma Borrowing Base Certificate dated the date hereof reflecting the addition of the Additional Collateral to, and the removal of the Simulators from, the Borrowing Base Collateral.

         - Except as expressly amended hereby and by Amendment No. 3, the Loan Agreement remains in full force and effect as if fully set forth herein. The Company ratifies and confirms the Loan Agreement and each Loan Document. Each reference herein, in the Loan Agreement and each other Loan Document to the "Loan Agreement" shall mean and constitute a reference to the Loan Agreement as amended by Amendment No. 1, this Amendment No. 2, and Amendment No. 3.

         - Without limitation of Section 15, all of the sections of this Amendment No. 2 shall remain in full force and effect (other than Section 9 as expressly provided therein) in accordance with their terms regardless of whether the Amendment No. 3 Effective Date (as defined in Amendment No. 3) occurs, except that if and only if the Amendment No. 3 Effective Date occurs, on and as of such date: (i) the amendments to the Loan Agreement made in Sections 3, 5, and 7 hereof shall be rescinded; and (ii) the amendments to the Loan Agreement made in Section 8 hereof (but not the provisions of the second paragraph of Section 8) shall be further amended as expressly provided in Amendment No. 3.

         - The Company, on behalf of itself and its affiliates, directors, officers, employees, agents, successors, and assigns, hereby irrevocably releases, waives, relinquishes, and agrees not to assert, any claim or cause of action against the Agent, any Lender, or any other party to the Loan Agreement, or any of their affiliates, directors, officers, employees, agents, successors or assigns (collectively, the "Lender Parties"), arising out of or related to the giving by the Company of a Notice of Borrowing under the Loan Agreement dated June 21, 2001, or the failure of the Agent or Lenders to fund the Loans specified in such notice, or the withdrawal of such notice.

         - Each party hereto agrees that, to the maximum extent permitted by the law of the State of New York, this Amendment No. 2, and the rights and duties of the parties hereunder, shall be governed by, and construed in accordance with, the laws of the State of New York (including Section 5-1401 of the New York General Obligations Law) in all respects, including in respect of all matters of construction, validity and performance but without giving effect to any provision thereof that may require application of the laws of another jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be executed by their representative officers thereunto duly authorized, as of the date first above written.


                                COMPANY:

                                AMERICA WEST AIRLINES, INC.

                                       /s/ Stephen L. Johnson
                                By: ________________________________
                                    Name:  Stephen L. Johnson
                                    Title: Senior Vice President

                                INITIAL ISSUING BANK, AGENT AND LENDER:

                                THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                as Initial Issuing Bank, Agent and Lender

                                       /s/ Kazutoshi Kutrahara
                                By: ________________________________
                                    Name:  Kazutoshi Kutrahara
                                    Title: General Manager

                                LENDERS:

                                CITICORP USA, INC.

                                       /s/ George E. Moyer, Jr.
                                By: ________________________________
                                    Name:  George E. Moyer, Jr.
                                    Title: Vice President

                                THE FUJI BANK, LIMITED

                                       /s/ Steven Brennan
                                By: ________________________________
                                    Name:  Steven Brennan
                                    Title: Senior Vice President

                                THE MITSUBISHI TRUST AND BANKING CORPORATION

                                       /s/ Scott J. Paige
                                By: ________________________________
                                    Name:  Scott J. Paige
                                    Title: Executive Vice President


                                BANKERS TRUST COMPANY

                                       /s/ Marguerite Sutton
                                By: ________________________________
                                    Name:  Marguerite Sutton
                                    Title: Vice President

                                BANK ONE, ARIZONA, NA

                                       /s/ Dennis Warren
                                By: ________________________________
                                    Name:  Dennis Warren
                                    Title: First Vice President

                                BANK OF SCOTLAND

                                       /s/ Joseph Fratus
                                By: ________________________________
                                    Name:  Joseph Fratus
                                    Title: Vice President

                                                                       Exhibit I

         America West Airlines, Inc. ("AWA") will be entering into a joint venture arrangement with GE Capital Aviation Training, Ltd. ("GECAT"), pursuant to which AWA and GECAT will enter into a limited liability company agreement (the "LLC Agreement") relating to a Delaware limited liability company (the "JV LLC"). AWA will make an initial capital contribution to the JV LLC in the amount of up to $500,000 and will make additional capital contributions to the JV LLC as may be required or allowed pursuant to the LLC Agreement.

         In connection with the joint venture arrangement, AWA will sublease a portion of its new Phoenix, Arizona facility that is currently under construction to the JV LLC. Following the formation of the JV LLC, AWA will assign lease agreements for six flight simulators to the JV LLC. The JV LLC may enter into additional lease agreements for flight simulators. Upon the expiration of the term of the JV LLC or the occurrence of certain dissolution events, the JV LLC will assign some or all of the lease agreements to AWA and, in certain circumstances, AWA will have the option to purchase the flight simulators.

                                  Schedule 1.1

                              Additional Collateral


AIRCRAFT:

1.       Make and Model                   U.S. Registration No. N149AW           Manufacturer's Serial No. 22575
         Boeing 737-200A
         Engine Make and Model                                                   Manufacturer's Serial Nos.
         Pratt & Whitney JT8D-15                                                          P656859B
         Pratt & Whitney JT8D-15                                                          P708344B

2.       Make and Model                   U.S. Registration No. N179AW           Manufacturer's Serial No. 22646
         Boeing 737-200A
         Engine Make and Model                                                   Manufacturer's Serial Nos.
         Pratt & Whitney JT8D-15                                                          P702978B
         Pratt & Whitney JT8D-15                                                          P708365B

3.       Make and Model                   U.S. Registration No. N183AW           Manufacturer's Serial No. 22650
         Boeing 737-200A
         Engine Make and Model                                                   Manufacturer's Serial Nos.
         Pratt & Whitney JT8D-15                                                          P708343B
         Pratt & Whitney JT8D-15                                                          P708357B

4.       Make and Model                   U.S. Registration No. N184AW           Manufacturer's Serial No. 22651
         Boeing 737-200A
         Engine Make and Model                                                   Manufacturer's Serial Nos.
         Pratt & Whitney JT8D-15                                                          P708358B
         Pratt & Whitney JT8D-15                                                          P708394B

SPARE ENGINES:

Spare Engine Make and Model         Manufacturer's Serial Nos.
IAE V2527-A5                                V10817
IAE V2527-A5                                V10676
IAE V2524-A5                                V10783

                                  Schedule 1.2

                               Released Collateral

         A320/200 Full Flight Simulator which simulates the Airbus A320/200 aircraft, manufacturer's serial no. SN-006, U.S. aircraft registration no. N633AW (the "A320 Simulator") manufactured and supplied by CAE Electronics Ltd., a Canadian corporation, pursuant to the certain Simulator Purchase Agreement, dated December 18, 1990, and the SP-X-200TCD three channel and four window computer generator visual system for installation and coupling, all within the limit and scope of the design specifications thereof, to the simulator, manufactured and supplied by Rediffusion Simulation Limited, an English corporation, pursuant to that certain Purchase Agreement dated February 15, 1991.

         B737-300/400 Full Flight Simulator which simulates the Boeing B737-300 aircraft, manufacturer's serial no. 037, with convertibility to a B737-400 Series aircraft (the "B737 Simulator") manufactured and supplied by CAE Electronics Ltd., a Canadian corporation, pursuant to that certain Simulator Purchase Agreement, dated May 21, 1990, and the SP-X-200TCD three channel and four window computer generator visual system for installation and coupling, all within the limit and scope of the design specifications thereof, to the B737 Simulator, manufactured and supplied by Rediffusion Simulation Limited, an English corporation, pursuant to that certain Purchase Agreement, dated June 29, 1990.

         B737-200 Full Flight Simulator which simulates the Boeing B737-200 aircraft, manufacturer's serial no. A07477B00 (the "B737-200 Simulator") manufactured and supplied by Rediffusion, England, pursuant to that certain Simulator Purchase Agreement, dated November 13, 1986, and the SP-X-200TCD three channel and four window computer generator visual system, for installation and coupling, all within the limit and scope of the design specifications thereof, to the B737-200 Simulator, manufactured and supplied by Rediffusion Simulation Limited, an English corporation, pursuant to that certain Purchase Agreement, dated November 13, 1986.

         A320-231 Full Flight Simulator which simulates the Airbus A320-231 aircraft, manufacturer's serial no. 14 (the "A320-231 Simulator") manufactured and supplied by Thomson-CSF/Aerospatiale, Toulouse, France, and the NovoView 6PI/T four channel and six window computer generator visual system for installation and coupling, all within the limit of the scope of the design specifications thereof, to the simulator.

                                                              Exhibit IX
                           REVOLVING LOAN PERIOD                           Date:
                           BORROWING BASE CERTIFICATE

     Reference is made to the Amended and Restated Revolving Credit Agreement dated as of December 10, 1999 (as may be amended, restated or supplemented or otherwise modified from time to time, the "Credit Agreement") among America West Airlines, Inc. (the "Company"), the lenders from time to time party thereto and The Industrial Bank of Japan Limited, Los Angeles Agency, as arranger, initial issuing bank and as agent for such lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned, being the Vice President and Treasurer of the Company, does hereby certify for and on behalf of the Company, as of ____________ the following:
                                     BORROWING BASE COLLATERAL

  A      CASH AND PERMITTED CASH EQUIVALENTS             A      Collateral Balance:

                                                                Rate of Advance:  100%

                                                                Borrowing Base Value:
-------------------------------------------------------------------------------------------------------------------------
  B      STAGE III AIRCRAFT                              B      Appraised Value:

                                                                Rate of Advance:  85%

                                                                Borrowing Base Value:
-------------------------------------------------------------------------------------------------------------------------

  C      ROTABLES                                        C      Book Value:

                                                                Adjusted Fair Market Value:

                                                                Lower of Book Value or Adjusted Fair Market Value:

                                                                Rate of Advance:  40%

                                                                Borrowing Base Value:
-------------------------------------------------------------------------------------------------------------------------

  D      MAINTENANCE FACILITY/HANGAR                     D      Appraised Value:

                                                                Rate of Advance:  66%

                                                                Borrowing Base:
-------------------------------------------------------------------------------------------------------------------------

  E      737-200A AIRCRAFT                               E      Appraised Value:

                                                                Rate of Advance:  66%

                                                                Borrowing Base Value:
-------------------------------------------------------------------------------------------------------------------------

  G      SPARE ENGINES                                   G      Appraised Value:

                                                                Rate of Advance:  66%

                                                                Borrowing Base Value:
-------------------------------------------------------------------------------------------------------------------------

TOTAL BORROWING BASE VALUE:
-------------------------------------------------------------------------------------------------------------------------
TOTAL MAXIMUM ADVANCE VALUE:                                                                   $90,000,000
-------------------------------------------------------------------------------------------------------------------------
TOTAL LOANS
-------------------------------------------------------------------------------------------------------------------------
BORROWING BASE VALUE UNAVAILABLE
-------------------------------------------------------------------------------------------------------------------------
TOTAL UNAVAILABLE FOR LOAN
-------------------------------------------------------------------------------------------------------------------------
LESSER OF BORROWING BASE VALUE OR MAXIMUM
ADVANCE VALUE:
-------------------------------------------------------------------------------------------------------------------------
                                                           AVAILABILITY
-------------------------------------------------------------------------------------------------------------------------
                                                           DEFICIENCY

         In addition, the Company certifies that:

(1) None of the Borrowing Base Collateral included in the calculation of the Borrowing Base is subject to an Event of Loss, Event of Damage, Repairable Event or Adjustment Event;

(2) No reduction in the Borrowing Base is required pursuant to subsection 2.4B(iii)(1)(e) of the Credit Agreement; and

(3) The portion of the Borrowing Base attributable to Rotables stated above does not exceed thirty percent (30%) of the aggregate Borrowing Base.



                                                     AMERICA WEST AIRLINES, INC.

                                                     By:
                                                        ------------------------
                                                        Name:
                                                        Title: